22. Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
22. Subsequent Events

From January 1 to March 25, 2015, the Company sold additional Subordinated Notes totaling $2,391,400 with a weighted average term of 31.4 months and bearing a weighted average interest rate of 13.75%.

On January 26, 2015, Cyclone closed on the purchase of a single family home located in New Prague, Minnesota for a price of $198,650, paid in cash. Cyclone intends to spend approximately $60,000 on remodeling the property. When remodeling is complete, the property will be offered for rent, anticipated to be during the spring of 2015.

On February 24, 2015, American Land and Cyclone entered into a construction loan agreement for a committed amount of $485,000 secured by a mortgage on Lot 2, Block 1, Territory 1st Addition, also referred to as “21580 Bitterbush Pass”. The loan is also personally guaranteed by Mr. Krieger. Proceeds will be used to construct a home on the property and draws bear interest at the higher of: (a) 6.50% or (b) the prime rate as reported from time to time by The Wall Street Journal plus 3.00%. Interest only is payable monthly on the 10th and the note matures on November 24, 2015. The loan may be prepaid in whole or in part at any time without penalty. As of March 25, 2015, the outstanding amount of the loan was $128,247 and the Company was in compliance with all terms and conditions of the agreement.

On March 3, 2015 the board approved a resolution authorizing a distribution to members of $4,000,000. The distribution was paid to members on March 18, 2015.

On April 13, 2015, the Company posted a total of $700,000 with PJM in order to meet the capitalization requirement of PJM, which allowed the Company to terminate the PJM guarantees, effective April 30, 2015, and be released from all of its obligations and duties under the PJM guarantees.

The Company has evaluated subsequent events occurring through the date that the financial statements were issued.